SUPPLEMENT DATED JANUARY 28, 2010

TO PROSPECTUSES DATED MAY 1, 2009
FOR FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE AND
SUN LIFE LARGE CASE VARIABLE UNIVERSAL LIFE INSURANCE

TO PROSPECTUS DATED MAY 1, 2008
FOR SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

This supplement contains information about the Delaware VIP Growth Opportunities Series that is available under your Policy.

On January 19, 2010, the Board of Trustees of Delaware VIP Trust approved changes to the investment strategies and policies of Delaware VIP Growth Opportunities Series to reposition the Series as a focus smid-cap growth fund. In connection with these changes, the Series will change its name to Delaware VIP Smid Cap Growth Series on or about March 19, 2010.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity Corporate VUL, Sun Life Corporate VUL, Large Case VUL (Delaware VIP)                                                                                                                                          1/2010